SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for use of the Commission only
       (as permitted by Rule 14a-6(e) (2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c)
        or Section 240.14a-12



                              Medi-Hut Co., Inc.
                ----------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:
      2)  Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction:
      5)  Total fee paid:

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount previously paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

                              Medi-Hut Co., Inc.
                   1935 Swarthmore Ave.  Lakewood, NJ 08701
Phone (732) 901-0606                                       Fax (732) 901-1177


                                                               March 7, 2001

To our stockholders:


      You are cordially invited to attend the annual meeting of stockholders of Medi-Hut Co., Inc. on April 3, 2001 at 10:00 a.m. local time, at the Vanity Fare Bistro at The Best Western Hotel located at 1600 Route 70, Lakewood, New Jersey.

      The matters expected to be acted upon at the meeting are described in detail in the attached Notice of 2001 Annual Meeting of Stockholders and Proxy Statement. We have also enclosed a copy of our annual report on Form 10-K for the fiscal year 2000, which includes audited financial statements and certain other information.

      It is important that you use this opportunity to take part in the affairs of Medi-Hut by voting on the business to come before this meeting.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE. Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person.

      We look forward to seeing you at the meeting.

      In fiscal year 2000, Medi-Hut recorded net income of $235,000 compared to a net loss of $87,786 in 1999. A major accomplishment during fiscal year 2000, was our expansion into name brand pharmaceuticals and our growth in private labeling which achieved name brand recognition for our Elite brand.
We increased sales in name brand pharmaceuticals, Elite brand condoms, alcohol preps, Hot & Cold packs, and our Tru-Choice brand of over-the-counter ("OTC") drugs.

      Highlights for our fiscal year were:

* Acquisition of Vallar Consulting Corp., a company that marketed both name brand drugs and OTC drugs to wholesalers, pharmacies, and exporters. The growth in sales of name brand pharmaceuticals and our Tru-Choice OTC's were primarily a result of this acquisition.

*     We launched our generic brand of cough syrup, Dextro ATC.

*     We filed an application with the U.S. Patent Office for our own Lock-Tip

      Safety Syringe. We have developed a new method of changing a needle in a passive device syringe prior to injection.

* We began manufacture of our Elite Safety Syringe in October 2000 and we anticipate that this patented passive safety syringe will spearhead our future growth.

* As of October 31, 2000, a total of sixteen states had passed safety device legislation. This legislation was the result of the Occupational Safety and Health Administration (OSHA) releasing their initiative for the protection of health care workers. With the awareness of the existing problem of contamination from sharp objects in the health care environment, the focus for a solution became not only a medical priority, but it also moved to the political arena. The use of safer devices, such as Medi-Hut's Elite Safety Syringe, will help reduce the approximate 800,000 accidental needle sticks per year in the United States. These needle sticks could lead to diseases such as Hepatitis C and AIDS.

* House Resolution 5178 passed unanimously through both the House of Representatives and the United States Senate and President Clinton signed the Needle Stick Safety and Prevention Act in November 2000. House Resolution 5178 makes it mandatory to use safety sharp medical devices in all 50 states. As a result, health care workers can now expect to see safer medical devices in their working environments.


      The focus of our research is to discover and bring to market safe and medically important devices. We continue to study targeted medical and pharmaceutical areas to realize the full potential of promising products. We are steadily building our portfolio to address the needs of and safety concerns in the medical field, not only for the medical worker but also for the patient.

      Medi-Hut is committed to conducting business according to the highest ethical and efficient standards and in compliance with all applicable laws and regulations. In the ever-increasing technological complexity of safer medical devices, one of our primary goals must be to make our products easier and more effective for our end users. We're working hard to achieve these breakthroughs. We will help health care workers by listening to what their needs are and working with them to satisfy those needs. Also, Medi-Hut will continue to market quality products to our distributors and continue to price these products responsibly.

       The need for safer medical products has arrived. I firmly believe that Medi-Hut, once again, has the right formula for continued expansion. By listening to our end user we can develop a portfolio of products which can meet our end users' needs. Strong marketing alliances with major suppliers will allow Medi-Hut to meet the increasing demand for our Tru-Choice and Elite Brand products, to continue to reward our shareholders, serve our customers, and move us to a new level in the year ahead.




/s/ Joseph A. Sanpietro

Joseph A. Sanpietro
President and Chief Executive Officer

                      NOTICE OF 2001 ANNUAL MEETING OF
                                 STOCKHOLDERS
                           To Be Held April 3, 2001
______________________________________________________________________________


Dear Stockholders:

      It is my pleasure to invite you to the 2001 Annual Meeting of the Stockholders of Medi-Hut Co., Inc. which will be held on Tuesday, April 3, 2001, at 10:00 a.m. local time, at the Vanity Fare Bistro at the Best Western Hotel located at 1600 Route 70, Lakewood, New Jersey. The purposes of the meeting will be to:

     *       Elect five (5) directors to our Board of Directors; and

     * Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

      Only stockholders of record at the close of business of February 2, 2001, are entitled to vote at the meeting, or any adjournment or postponement of the meeting. We are mailing proxy solicitation material to our stockholders commencing on or about March 12, 2001. We must receive your proxy on or before March 27, 2001, in order for your proxy to be voted at the meeting.

      You are invited to attend the meeting. Regardless of whether you expect to attend the meeting in person, we urge you to read the attached proxy statement and sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope. It is important that your shares be represented at the meeting.

                                  By Order of the Board of Directors,

                                     /s/ Vincent J. Sanpietro
                               By: _______________________________
                                   Vincent J. Sanpietro, Secretary
Lakewood, New Jersey
March 7, 2001

                               PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                April 3, 2001

                              MEDI-HUT CO., INC.
                            1935 Swarthmore Avenue
                          Lakewood, New Jersey 08701


      We wholesale medical supplies and name brand drugs. We private label our "Elite" brand medical products, such as, condoms, alcohol preps and syringes, and our "Tru-Choice" over-the-counter drugs. These products are provided to us by various suppliers. We manufacture and market our Elite Safety Syringe, which is an anti-stick safety syringe. We sell our products through drug wholesalers who then sell the products to pharmacies and through mail order.

      We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy for use at our 2001 annual meeting of stockholders. All holders of record of our shares of common stock on February 2, 2001, are entitled to vote at the meeting.

      This proxy statement and the accompanying proxy card and annual report were first mailed to stockholders on or about March 12, 2001. We have included the information required by Rule 14a-3 of the Rules of the Securities and Exchange Commission in this proxy statement.

      Only one annual report and proxy statement is being delivered to stockholders sharing an address, unless contrary instructions are received at the address noted below from one or more of the stockholders. Medi-Hut will promptly deliver an additional copy to such stockholder upon receipt of the request. We will not charge you for any of the copies. You may request an additional copy in writing by sending your request to :

                               Proxy Materials
                              Medi-Hut Co., Inc.
                            1935 Swarthmore Avenue
                          Lakewood, New Jersey 08701


      At the meeting, you will be asked to:

      *     Elect five (5) directors to our Board of Directors; and

      * Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.


             ---------------------------------------------------
             |         INFORMATION REGARDING THE MEETING        |
             ---------------------------------------------------

      What may I vote on? You will be entitled to vote, either in person or by proxy, on:

      (1) the election of five (5) directors to serve on our Board of Directors

      How does the Board recommend I vote on the proposals? The Board recommends a vote FOR each of the Board nominees

      Who is entitled to vote? Stockholders as of the close of business on February 2, 2001 (the record date) are entitled to vote at the meeting.

      How do I vote? Sign and date the proxy card you receive with this proxy statement and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the nominees. You have the right to revoke your proxy at any time before the meeting by:

      *       notifying our Secretary, Vincent J. Sanpietro; OR

      *       voting in person; OR

      *       returning a later-dated proxy card

      Who will count the votes? We have appointed Robert Russo, our Treasurer, as the inspector of the election. He will count and tabulate the votes.

      Is my vote confidential?  Your vote will not be disclosed except:

      * as needed to permit the inspector of election to tabulate and certify the vote;

      *       as required by law; or

      * in limited circumstances, such as a proxy contest in opposition to the Board.

      Additionally, all comments written on the proxy card or elsewhere will be forwarded to our management, but your identity will be kept confidential unless you ask that your name be disclosed.

      What shares are included on the proxy card? The shares on your proxy card represent ALL of your shares, including those shares held in your accounts at various brokerages. If you do not return your proxy card, your shares will not be voted.

      What does it mean if I get more than one proxy card? If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all the proxy cards you receive to ensure that all your shares are voted.

      How many shares can vote? As of the record date, February 2, 2001, we had 12,104,800 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter being considered.

      What is a "quorum"? A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held, and a proposal must be approved by more than 50% of the shares voting at a meeting at which there is a quorum for a proposal to be adopted. The five (5) nominees for director receiving the highest number of affirmative votes will be elected as directors. You may withhold authority to vote your shares for each nominee. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a nominee.
We intended to treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. We will not consider broker non-votes as votes cast either for or against a particular matter or nominee.

      Who can attend the annual meeting? All of our stockholders on February 2, 2001, can attend. Due to limited space in the meeting room, we are limiting the persons who can attend the meeting to our stockholders, their representatives, our employees and directors and our representatives.

      How will voting on any other business be conducted? Although we do not know of any business to be considered at the meeting other than the election of directors described in this proxy statement, if any other business is presented at the meeting, your signed proxy card gives authority to Joseph A. Sanpietro, our President, and Vincent J. Sanpietro, our Secretary, to vote on those matters at their discretion.

      Who are the largest principal stockholders? As of February 2, 2001, two of our stockholders each owned more than 5% of our capital stock. Those stockholders are Joseph A. Sanpietro, our President, who owns 30.0% of our common stock, Vincent J. Sanpietro our Secretary, who owns 5.1% of our common stock. Each of these stockholders also currently serve as a director of our company and each is a nominee for election as a director this year.

       How much did this proxy solicitation cost? We did hire a third party to assist us in the distribution of the proxy materials or the solicitations of votes. We estimate that our costs for those actions will be approximately $12,000. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

       How do I revoke my proxy after I give it? A stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise at the meeting by delivering to our Secretary a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, however, constitute revocation of your proxy without your further action. Any written notice revoking your proxy should be sent to our principal executives offices addressed as noted on the first page of this Proxy Statement

      The Board of Directors has selected Rosenberg, Rich, Baker, Berman, C.P.As. As our independent auditors for the 2001 fiscal year. A representative from Rosenberg, Rich, Baker, Berman will be present at the meeting. Their representative will have the opportunity to make a statement if they wish and will be available to respond to appropriate questions.

    ---------------------------------------------------------------------
    |                       ELECTION OF DIRECTORS                        |
    ---------------------------------------------------------------------

      Our by laws provide for an initial Board of Directors consisting of three (3) persons. As provided in our by-laws, our Board has approved an increase from three (3) directors to five (5) directors. All three of our current directors are standing for reelection at this year's annual meeting along with two additional nominees who have been approved by our Board. Each elected director will serve until the next annual meeting or until he is succeeded by another qualified director who has been elected.

      Nominee's Name         Age     Position Held
      ------------------    ------   -------------------
      Joseph A. Sanpietro     50     President, Director
      Vincent J. Sanpietro    53     Secretary, Director
      Robert Russo            41     Treasurer, Director
      James G. Aaron          56     None
      James S. Vaccaro        44     None

      You are being asked to elect Messrs. Joseph and Vincent Sanpietro, Robert Russo, James G. Aaron, and James S. Vaccaro to our Board. Joseph and Vincent Sanpietro are brothers. The persons named as proxy holder for the enclosed proxy cards (Messrs. Joseph and Vincent Sanpietro) have advised us that, unless a contrary direction is indicated on a proxy card, they intend to vote FOR the election of the five nominees. They have also advised us that if any of the five nominees are not available for election for any reason, they will vote FOR the election of such substitute nominee or nominees, if any, as the Board may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable to serve if elected.

      The following biographical information was provided to us by each of the nominees:

      Joseph A. Sanpietro. Joseph has been the President and Director of Medi-Hut since January 1998. He served as the President of Medi-Hut, New Jersey from 1982 to 1998. Mr. Sanpietro has had challenging careers with Cooper Laboratories, as a front line analytical chemist; Schering-Plough as an international analytical chemist leader where he was the youngest assistant manager with both BS and MS chemists reporting directly to him. Mr. Sanpietro was a project manager at Johnson & Johnson heading a multi-million dollar relocation startup project. He graduated from Hofstra University in 1972, with a Bachelor of Science degree in chemistry and he continued his education at Seton Hall University with studies in chemistry and law.

      Vincent J. Sanpietro. Vincent has been the Secretary and Director of Medi-Hut since January 1998. He served as Secretary for Medi-Hut, New Jersey, from 1982 to 1998. He held managerial positions in Wells Recruiting Personnel and he was President of Focus Personnel, an Illinois Corporation. Vincent was also Vice President of Sales of Focus Medical Products, Inc. He graduated with a bachelors degree in Business Administration from New York Institute of Technology.

      Robert Russo. Mr. Russo has been the Treasurer and a Director of Medi-Hut since March 1998. He is the Managing Senior Partner of Koenig, Russo and Associates, LLC and has been employed with that firm since 1982. He has extensive experience in accounting, auditing, and business management. Mr. Russo has concentrated his work in the field of taxes, employee benefit programs, business, financial, estate and retirement planning. Mr. Russo graduated from Seton Hall University, New Jersey, with a degree in accounting and received his Masters in Business Administration in business finance. Mr. Russo is also a member of the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

      James G. Aaron. Mr. Aaron is a shareholder in the law firm of Anzell Zaro Grimm & Aaron, P.C., located in Ocean, New Jersey. Mr. Aaron chairs the firm's commercial litigation, municipal law and bankruptcy department. He started with Ansell Zaro in May of 1996. Mr. Aaron formerly served on the advisory board of the Jersey Shore Bank and has represented Colonial First National Bank, MidAtlantic/Merchants National Bank, Atlantic National Bank, Fidelity Union Bank, and Monmouth County National Bank. He graduated from New York University School of Law in 1969, receiving a J.D. degree. He is presently a member of the Executive Committee and serves as Secretary and member of the Board of Directors of Monmouth Community Bank, a New Jersey state-chartered banking institution.

      James S. Vaccaro   Mr. Vaccaro is Chief Executive Officer of Monmouth
Community Bank located in Long Branch, New Jersey and has held that position since April 2000. He has served as Chairman of the Board of Monmouth
Community Bank since its inception in July of 1998.   From January 1997 to
April 2000 he served as a Director of ASA, Inc. an international risk management employee benefits and healthcare provider. From March 1995 to December 1996 he was employed by First Option Health Plan, an HMO located in Red Bank, New Jersey, serving as its Executive Vice President and Chief Operating Officer and assisting that company in its search for a corporate partner. He has over 15 years experience in the banking industry along with five years experience in the managed care industry. He received an PMD Degree from Harvard Graduate School in May 1990 and a bachelors degree in economics from Ursinus College in May 1979. He currently serves as a director of Labvolt, Inc., a reporting company.

      The Board of Directors recommends that you vote FOR all of the director nominees.

          ---------------------------------------------------------
          |             BOARD AND COMMITTEE MEETINGS               |
          ---------------------------------------------------------

      During fiscal year 2000, our Board of Directors held six meetings, and each director attended at least 75% of those meetings. Our Board does not have a standing nominating or compensation committee nor audit committee. During the past fiscal year Messrs. Joseph and Vincent Sanpietro and Robert Russo have engaged our independent auditors, reviewed with the independent auditors the plan and results of the auditing engagement, reviewed the scope and results of our procedures for internal auditing, approved each professional service provided by the independent auditors prior to the performance of such services, reviewed the independence of the independent auditors, considered the range of audit and non-audit fees, reviewed the adequacy of our system of internal accounting controls and reviewed our audited financial statements.


         -----------------------------------------------------------
         |                  DIRECTOR COMPENSATION                   |
         -----------------------------------------------------------

      Our directors do not receive cash compensation for serving on our Board or for any other services they provide to us in their capacity as directors. Our directors, however, are reimbursed for expenses they incur in connection with attending Board or committee meetings.

         -----------------------------------------------------------
         |                   BENEFICIAL OWNERSHIP                   |
         -----------------------------------------------------------

      The following tables set forth the beneficial ownership of our outstanding common stock by:

      *      each person or group known by us to own more than 5%
      *      each of our executive officers,
      *      each of our directors, and
      *      all executive officers and directors as a group.

      We are not aware of any person other than those persons shown below which held five percent or more of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investing power with respect to securities. For purposes of calculating the percentages shown in the chart, each person listed is also deemed to beneficially own any shares issuable on either the exercise of vested options or warrants held by that person and that are exercisable within 60 days after February 2, 2001. Except as indicated by footnote, the persons named in the table have sole voting and investing power with respect to all shares of common stock shown as beneficially owned by them. The inclusion of any shares as beneficially owned does not constitute an admission of beneficial ownership of those shares. The percentage calculation of beneficial ownership is based on 12,104,800 shares of common stock outstanding as of February 2, 2001.

                                  MANAGEMENT

                                    Common Stock Beneficially Owned
                                    -------------------------------
Name and Address of                 Number of Shares of
Beneficial Owners                   Common Stock          Percentage of Class
------------------                  --------------------- -------------------
Joseph A. Sanpietro                    3,279,200               30.0     %
1935 Swarthmore Avenue
Lakewood, New Jersey 08701

Vincent J. Sanpietro                     554,800                5.1     %
1935 Swarthmore Avenue
Lakewood, New Jersey 08701

Robert Russo                              25,000 (1)              *     %
1935 Swarthmore Avenue
Lakewood, New Jersey 08701

All executive officers and
 directors as a group                  3,859,000               35.3     %

*    Less than one percent
(1) Mr. Russo shares voting and investment power of 20,000 shares held by his wife.

           ------------------------------------------------------
           |       COMPENSATION OF EXECUTIVE OFFICERS             |
           -------------------------------------------------------

      The following table shows the compensation paid to our named executive officers in all capacities during the past three fiscal years.

                                      Annual Compensation
                                      -------------------
                                      Fiscal
Name and Principal Position           Year    Salary ($)  Bonus   Other
---------------------------           ------  ----------  ------  ---------
Joseph A. Sanpietro, President        2000    $  77,225   $   0   $ 6,000 (1)
and Director                          1999       85,200       0         0
                                      1998       83,940       0         0

Vincent J. Sanpietro, Secretary       2000       51,428       0     5,000 (1)
and Director                          1999       63,700       0         0
                                      1998       47,353       0         0

Robert Russo                          2000            0       0    23,302 (2)
Treasurer and Director                1999            0       0     5,635 (2)
                                      1998            0       0     6,260 (2)

     (1) Personal benefits: Lease payments for automobile.
     (2) Paid to Koenig, Russo & Associates for accounting services performed for Medi-Hut by Mr. Russo.



               -----------------------------------------------
               |             CERTAIN TRANSACTIONS             |
               -----------------------------------------------

      The following information summarizes certain transactions either we engaged in during the past two years or we propose to engage in involving our executive officers, directors, nominees for director, 5% stockholders, or immediate family members of those persons:

      For the fiscal year 2000 and 1999, we paid $23,302 and $5,635, respectively, to Koenig, Russo & Associates LLC for the accounting services provided to us by Robert Russo, our Treasurer and Director. Mr. Russo is the Managing Member of Koenig, Russo & Associates LLC.

      Mr. James Aaron, a nominee for director, is a shareholder of the law firm of Ansell Zaro Grimm & Aaron, P.C., which serves as Medi-Hut's general counsel. Medi-Hut has paid $3,342.50 in legal fees to Ansell Zaro Grimm & Aaron, P.C., during fiscal year 2000.


    ---------------------------------------------------------------------
    |    COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT    |
    ---------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year 2000 all filing requirements applicable to our executive officers and directors and greater than ten percent stockholders were complied with in a timely manner.


       ----------------------------------------------------------------
      |                       STOCKHOLDER PROPOSALS                    |
       ----------------------------------------------------------------

       Any stockholder proposing to have any appropriate matter brought before the next annual meeting of stockholders, which we intend to hold in March of 2002, must submit such proposal in accordance with the proxy rules of the SEC. Such proposal should be sent to Mr. Vincent Sanpietro, 1935 Swarthmore Avenue, Lakewood, N.J., 08701 no later than January 15, 2002.


             ---------------------------------------------------
             |                    OTHER MATTERS                 |
             ---------------------------------------------------

       The Board does not presently intend to bring any other business before the meeting, and, we know of no other matters that are to be brought before the meeting except as specified in the notice of the meeting. If any additional business properly comes before the meeting, however, your shares will be voted in accordance with the judgment of the persons voting your proxy.


                                   By Order of the Board of Directors


                                  /s/ Vincent Sanpietro
                                  _____________________________________
                                      Vincent J. Sanpietro, Secretary



Lakewood, New Jersey
March 7, 2001


       All stockholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Thank you for your prompt attention to this matter.

                                Appendix No. 1



-----------------------------------------------------------------------------
[Front Left Side of Proxy card]        | [Front Right Side of Proxy Card]
                                       |
                                       |
MEDI-HUT CO., INC. ANNUAL MEETING      | MEDI-HUT CO., INC.
TO BE HELD ON 04/03/01 AT 10:00 EDT    | 04/03/01 AT 10:00 A.M. EDT
FOR HOLDERS AS OF 02/02/01             |
                                       | DIRECTORS
                                       | (mark "X" for only one box)
                                       |
                                       | [  ] FOR ALL NOMINEES
   5          1-0001                   |
  -----------------------------------  | [  ] WITHHOLD ALL NOMINEES
 |As an alternative to complete this | |
 |form, you may enter your vote      | | [  ] WITHHOLD AUTHORITY TO VOTE FOR
 |instruction by telephone at        | |      ANY INDIVIDUAL NOMINEE, WRITE
 |1-800-454-8683 or via the Internet | |      NUMBER(S) OF NOMINEE(S) BELOW.
 |at www.proxyvote.com and follow the| |
 |simple instructions.               | | Use number only ________________
  -----------------------------------  |
                                       | DO NOT USE  PLEASE INDICATE YOUR
CUSIP: 58438C103                       |             PROPOSAL SELECTION BY
                                       | DO NOT USE  FIRMLY PLACING AN "X" IN
DIRECTORS RECOMMENDED:  A VOTE FOR THE |             THE APPROPRIATE NUMBERED
ELECTION OF THE FOLLOWING NOMINEES:    | DO NOT USE  BOX WITH BLUE OR BLACK
 01-JOSEPH A. SANPIETRO, 02-VINCENT J. |             INK ONLY [X]
 SANPIETRO, 03-ROBERT RUSSO, 04-JAMES  | DO NOT USE
 B. AARON, 05-JAMES S. VACCARO         |             SEE VOTING INSTRUCTION
                                       | DO NOT USE  NO. 1 ON REVERSE
                                       |                ---
                                       | DO NOT USE  ACCOUNT NO:
   *NOTE* SUCH OTHER BUSINESS AS MAY   |
   PROPERLY COME BEFORE THE MEETING    | DO NOT USE  CUSIP: 58438C103
   OR ANY ADJOURNMENT THEREOF          |
                                       | DO NOT USE  CONTROL NO:
                                       |
                                       | DO NOT USE  CLIENT NO:
                                       |
                                       | DO NOT USE
                                       |             PLACE "X" HERE IF
                                       | DO NOT USE  YOU PLAN TO ATTEND
                                       |             AND VOTE YOUR SHARES
                                       | DO NOT USE  AT THE MEETING      [  ]
                                       |
                                       | DO NOT USE
                                       |
                                       | DO NOT USE  51 MERCEDES WAY
 ENTER YOU VOTING INSTRUCTIONS AT      |             EDGEWOOD NY 11717
 1-800-454-8683 OR WWW.PROXYVOTE.COM   | DO NOT USE
 UP UNTIL 11:59 PM EASTERN TIME THE DAY|             MEDI-HUT CO. INC.
 BEFORE THE CUT-OFF OR MEETING DATE    | DO NOT USE  1935 SWARTHMORE AVE.
                                       |             LAKEWOOD, NJ 08701
                                       | DO NOT USE  ATTN: JOSEPH SANPIETRO
                                       |
                                       |            ________________________
                                       |            Signature(s)       Date
                                       |
                                       |
------------------------------------------------------------------------------

[Back Left Side of Proxy Card]
-----------------------------------------------------------------------------

Proxy Services
PO Box 9072
Farmingdale, NY 11735-9579





                           P.O. Box 9072














          Please ensure you fold and detach and retain this portion
                        of the Voting Instruction Form
-----------------------------------------------------------------------------

[Back Right Side of Proxy Card]

                           VOTING INSTRUCTIONS
                           ------------------
TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME.
SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT, IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THE SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

VOTING INSTRUCTION NUMBER 1 -
WE URGE YOU TO SEND IN YOUR INSTRUCTIONS SO THAT WE MAY VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. HOWEVER, THE RULES OF THE NEW YORK STOCK EXCHANGE PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE. THE PROXY MAY BE GIVEN AT DISCRETION BY THE HOLDER OF RECORD OF THE SECURITIES (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS. EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN. PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 2  -
WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT, UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING INSTRUCTIONS.

IF WE DO NOT HEAR FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE. WE MAY VOTE YOUR SECURITIES IN OUR DISCRETION TO THE EXTENT PERMITTED BY THE RULES OF THE EXCHANGE (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR VOTING INSTRUCTIONS. EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 3  -
IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

VOTING INSTRUCTION NUMBER 4 -
REMINDER - WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SECURITIES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY B Y US AS THE HOLDER OF RECORD OF THE SECURITIES.
PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

SHOULD YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, PLEASE CHECK THE BOX ON THE FRONT OF THE FORM FOR THIS PURPOSE. A LEGAL PROXY COVERING YOUR SECURITIES WILL BE ISSUED TO YOU.